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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               _________________


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): December 22, 2000



                             PENNACO ENERGY, INC.
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                    000-24881                  88-0384598
  (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                           Identification No.)

1050 17th Street, Suite 700
Denver, Colorado                                                80265-2076
(Address of Principal Executive Offices)                        (Zip Code)


      Registrant's Telephone Number, Including Area Code: (303) 629-6700
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ITEM 5.  OTHER EVENTS

     On December 22, 2000, Pennaco Energy, Inc. issued a press release announcing that it has entered into an Agreement and Plan of Merger (the "Agreement") with Marathon Oil Company and Marathon Oil Acquisition 1, Ltd. The press release and Agreement and Plan of Merger are filed as Exhibits to this Current Report on Form 8-K, and the contents of such Exhibits are incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     2.1        Agreement and Plan of Merger dated December 22, 2000.

     99.1       Press Release issued December 22, 2000.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 27, 2000
                                       PENNACO ENERGY, INC.


                                       By: /s/ Paul M. Rady
                                          -------------------------------------
                                          Paul M. Rady
                                          President and Chief Executive Officer


                                       3
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
------          -----------
 2.1            Agreement and Plan of Merger dated December 22, 2000.

 99.1           Press Release issued December 22, 2000.

                                       4